UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Trustmark Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 24, 2018

TRUSTMARK CORPORATION

P.O. BOX 291 JACKSON, MS 39205-0291

Meeting Information

Meeting Type:                        Annual Meeting

For holders as of:                  March 1, 2018

Date: April 24, 2018                Time: 1:00 PM CT

Location:            Trustmark Corporate Office

                             248 East Capitol Street

                             Jackson, Mississippi 39201

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote   —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            2017 ANNUAL REPORT TO SHAREHOLDERS            2017 FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 10, 2018, to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to attend the meeting, contact Trustmark’s Corporate Secretary at 1-601-208-5088 or toll-free at 1-800-844-2000, ext. 5088.

Vote By Internet:  To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3.
1.	Election of Directors - To elect a board of thirteen directors to hold office for the ensuing year or until their successors are elected and qualified.
	Nominees:

	01)	Adolphus B. Baker	08)	Harris V. Morrissette
	02)	William A. Brown	09)	Richard H. Puckett
	03)	James N. Compton	10)	R. Michael Summerford
	04)	Tracy T. Conerly	11)	Harry M. Walker
	05)	Toni D. Cooley	12)	LeRoy G. Walker, Jr.
	06)	J. Clay Hays, Jr., M.D.	13)	William G. Yates III
	07)	Gerard R. Host

2.      To provide advisory approval of Trustmark’s executive compensation.

3.      To ratify the selection of Crowe Horwath LLP as Trustmark’s independent auditor for the fiscal year ending December 31, 2018.

4.      To transact such other business as may properly come before the meeting.